Rule 497(e)
File Nos. 333-145333 and 811-22105

INDIVIDUAL RETIRMENT BONUS VUL

A flexible premium variable universal life insurance policy
offered by
Great-West Life & Annuity Insurance Company
in connection with its
COLI VUL-4 Series Account

Supplement dated March 20, 2017
to the Prospectus dated May 1, 2013

This Supplement amends certain information contained in the Prospectus dated May 1, 2013.

Great-West Profile Funds Merger:
The Board of Directors of Great-West Funds, Inc. has approved the merger of the Great-West Profile I Funds (the “Acquired Funds”) into the Great-West Profile II Funds (the “Acquiring Funds”) on or about June 16, 2017 (the “Merger Date”). Contract Owners may transfer assets out of the Sub-Accounts for the Acquired Funds at any time prior to the Merger Date, and any such transfer will not incur a transfer charge and will not count against the annual free transfer limit. Effective as of the start of business May 1, 2017, the Acquired Funds will close to new investors and new contributions. Effective as of the start of business June 16, 2017, any assets remaining in the Sub-Accounts for the Acquired Funds will become invested in the Sub-Accounts for the Acquiring Funds. Effective May 1, 2017, existing investors may no longer use custom transfer features such as Dollar Cost Averaging or Rebalancer in the Acquired Funds. Any Owner utilizing a custom transfer feature such as Dollar Cost Averaging or Rebalancer involving the Acquired Funds should contact Great-West immediately to make alternate arrangements. If you fail to make alternate arrangements by May 1, 2017, any allocations made to the Sub-Accounts for the Acquired Funds will be automatically directed to the Sub-Account for the Great-West Government Money Market Fund.

Portfolio Additions:
As a result of the mergers of the Great-West Profile Funds, effective May 1, 2017, the following Portfolios will become available to new investors and new Contributions:
Great-West Aggressive Profile II Fund - Investor Class
Great-West Conservative Profile II Fund - Investor Class
Great-West Moderately Aggressive Profile II Fund - Investor Class
Great-West Moderately Conservative Profile II Fund - Investor Class
Great-West Moderate Profile II Fund - Investor Class

If you have any questions regarding this Supplement, please call Great-West toll-free at (888) 353-2654, or write to Great-West at 8515 East Orchard Road, Greenwood Village, CO 80111.

This Supplement must be accompanied by, and read in conjunction with, the current Prospectus and
Statement of Additional Information dated May 1, 2013.

Please read this Supplement carefully and retain it for future reference.